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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 28, 2003
                                                         -------------


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                   0-21052                                  35-1828377
------------------------------------------- ----------------------------------------- -----------------------------------------
     (State or other jurisdiction of                (Commission File Number)             (IRS Employer Identification No.)
              incorporation)

555 Theodore Fremd Avenue, Rye, New York                                10580
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------


                   ------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 7.           Financial Statements and Exhibits

                  (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit           Description
-------           -----------

99.1              Press Release of Jarden Corporation, dated July 28, 2003





Item 9.           Regulation FD Disclosure  (Information  Provided  Under
Item 12. Disclosure of Results of Operations and Financial Condition.)
----------------------------------------------------------------------

         On July 28, 2003, we issued a press release announcing our 2003 second quarter earnings. A copy of our press release announcing the above is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.











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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 28, 2003

                                          JARDEN CORPORATION


                                          By: /s/ Desiree DeStefano
                                              -----------------------
                                              Name:  Desiree DeStefano
                                              Title: Senior Vice President